UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 15, 2008

Date of Report (Date of earliest event reported)

First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12870	23-2288763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 North High Street, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(484) 881-4000

(Registrant’s telephone number, including area code)

________________________

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X [ [ [

] Written communications pursuant to Rule 425 under the Securities Act

] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Form 8-K filed by First Chester County Corporation on December 16, 2008 (the “Original 8-K”) to include the legends pertaining to the merger between First Chester County Corporation, First National Bank of Chester County and American Home Bank, National Association and to also include a press release filed on December 18, 2008 announcing American Home Bank’s shareholder approval of the merger.

Item 8.01. Other Events

On December 15, 2008, a special meeting of the shareholders of American Home Bank, National Association (“AHB”) was held at the corporate offices of AHB, American Way Corporate Center, 3840 Hempland Road, Mountville, Pennsylvania at 7:00 p.m., local time. At the special meeting, the shareholders of AHB approved the Agreement and Plan of Merger, dated as of September 18, 2008, by and among First Chester County Corporation (“FCCC”), First National Bank of Chester County, the wholly-owned subsidiary of FCCC (“FNB”), and AHB, as amended pursuant to the Amendment to Agreement and Plan of Merger, dated as of October 14, 2008, (the “Merger Agreement”). Subject to satisfaction or waiver of the remaining conditions to closing, the parties expect to complete the merger of AHB into FNB effective December 31, 2008.

On December 18, 2008, FCCC issued a press release announcing that the shareholders of AHB approved the Merger Agreement on December 15, 2008. The merger is expected to become effective on December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in the accompanying press release is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Additional Information About The Merger and Where to Find It

In connection with the proposed merger, FCCC filed documents concerning the merger with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 which included the proxy statement of AHB that was distributed to shareholders of AHB and which also constitutes a prospectus of FCCC. Investors may obtain additional important information about the merger by reading the registration statement and the prospectus/proxy statement regarding the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents. Investors may obtain a free copy of the prospectus/proxy statement, as well as other filings containing information about FCCC and AHB, free of charge from the SEC’s Internet site (www.sec.gov), by contacting FCCC at 484-881-4141 or by contacting AHB at 717-285-6400. INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING DECISIONS CONCERNING THE MERGER.

Participants in The Merger

Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the AHB shareholders in connection with the proposed merger is set forth in the prospectus/proxy statement filed with the SEC. You can obtain free copies of this document using the contact information above. In addition, in connection with the execution of the Merger Agreement, James M. Deitch, Chairman and Chief Executive Officer of AHB, and Anna Ruth Miller Smith, President and Chief Operating Officer of AHB, have entered into employment agreements with FCCC setting forth the terms under which these individuals will continue their employment with FCCC following the merger. Additional information regarding these arrangements and the interests of all participants is included in the prospectus/proxy statement that was filed with the SEC and is available free of charge as indicated above.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2008	FIRST CHESTER COUNTY CORPORATION By: /s/ John Balzarini Name: John Balzarini Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 18, 2008